TRANSAMERICA® FREEDOM ELITE BUILDER II
WRL FINANCIAL FREEDOM BUILDER®
WRL FREEDOM ELITE BUILDER®
WRL FREEDOM EQUITY PROTECTOR®
Issued by
 Transamerica Life Insurance Company
WRL Series Life Account

SUPPLEMENT DATED NOVEMBER 16, 2020
To the
TO PROSPECTUS DATED MAY 1, 2020

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference.  Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

Subject to shareholder approval, effective December 1, 2020, based on changes to the underlying portfolio, the following name and subadvisor change will occur:

Current Name	New Name	Current Subadvisor	New Subadvisor
Transamerica Barrow Hanley Dividend Focused VP	Transamerica Aegon Sustainable Equity Income VP	Barrow, Hanley, Mewhinney & Strauss, LLC	Aegon Asset Management UK

The Subadvisor Change will not result in any change in the investment objective, policies, or fees of the applicable Subaccount.

* * *

This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.